T. Rowe Price Global Consumer Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025, as amended

The fund’s Board of Directors has approved a Plan of Liquidation and Distribution that authorizes the liquidation and dissolution of the fund. The liquidation and dissolution are expected to occur on or about November 21, 2025 (“Liquidation Date”). Prior to the Liquidation Date, the assets of the fund will be sold at the discretion of the fund’s portfolio manager and the fund will cease to pursue its investment objective and stated investment strategies. In anticipation of the liquidation and dissolution, the fund will be closed to any new investors and new accounts as well as to all purchases from existing shareholders, other than shares purchased through the reinvestment of any dividends or capital gains, effective at the close of the New York Stock Exchange on November 14, 2025.

Shareholders may redeem their shares or exchange their shares to another fund at any time prior to the Liquidation Date. On the Liquidation Date, the fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the fund. However, any shareholders who still hold shares of the fund directly with T. Rowe Price in an individual retirement account or small business retirement plan account will have their full account balance automatically exchanged into an identically registered account in the T. Rowe Price U.S. Treasury Money Fund. The liquidating distribution and a redemption of shares prior to the Liquidation Date may be a taxable event for certain shareholders. After the Liquidation Date, the fund will be terminated and no longer be offered to shareholders for purchase.

The date of this supplement is September 15, 2025.

F31-042 9/15/25